Exhibit 99.1
UNDER ARMOUR ANNOUNCES PATRIK FRISK AS
PRESIDENT AND CHIEF OPERATING OFFICER

Company Also Announces Strategic Leadership Changes

BALTIMORE, June 27, 2017 - Under Armour, Inc. (NYSE: UA, UAA) today announced Patrik Frisk will become the company’s President and Chief Operating Officer (COO) effective July 10. In conjunction with Mr. Frisk’s appointment, the company also announced strategic executive changes to align its organizational structure to better leverage its digital business, support its move toward category management, and drive greater operational efficiency across the organization.

As President and COO of Under Armour, Mr. Frisk will have responsibility for the company’s go-to-market strategy and the successful execution of its long-term growth plan. He will report directly to Chairman and Chief Executive Officer Kevin Plank. The following executives will report to Mr. Frisk: Charlie Maurath, Chief Revenue Officer; Kevin Eskridge, Chief Product Officer; Andy Donkin, Chief Marketing Officer; Colin Browne, Chief Supply Chain officer; and, Kevin Haley, President of Strategy.

“Patrik’s global experience in brand building, including a proven and disciplined record of driving growth, while enhancing profitability and efficiency, will be instrumental as we work to transform our business model to deliver long-term value for our consumers, customers and shareholders,” said Plank. “The opportunity to leverage our strengths - innovative product, brand strength, premium sports marketing assets and unparalleled consumer connections - within an increasingly more digital ecosystem has never been greater.”

Mr. Frisk has nearly 30 years’ experience in the apparel, footwear and retail industry. Most recently, he was CEO of The ALDO Group, a global footwear and accessories company. Previous to that, he spent 10 years with VF Corporation where he served as the Coalition President of Outdoor Americas with responsibility for The North Face®, Timberland®, JanSport®, lucy® and SmartWool® brands. Before that, he was President of the Timberland® brand and prior to that, was President of Outdoor & Action Sports (EMEA) where he had responsibility for The North Face®, Vans®, JanSport® and Reef® brands. Previous to that, he was Vice President and General Manager of The North Face®. Before VF Corporation, he ran his own retail business in Scandinavia and held senior positions with Peak Performance and W.L. Gore & Associates.

Additional Management Changes

Paul Fipps has been named Chief Technology Officer with responsibility for overseeing all aspects of engineering that support Under Armour’s web and mobile applications, as well as its information technology and real estate functions. Additionally, he will lead Under Armour’s Connected Fitness business with Chief Digital Officer and head of Connected Fitness Michael Lee reporting to Mr. Fipps directly. This realignment integrates the company’s digital ecosystem including its single view of the consumer data and additional SAP capabilities to fuel product creation and personalization, increase speed to market and accelerate consumer value. He will report directly to Mr. Plank. Most recently, he served as the company’s Chief Information Officer and Executive Vice President of Global Operations after joining Under Armour in 2014 as Senior Vice President of Global Operations. Prior to joining the company, he served as Chief Information Officer and Corporate Vice President of Business Services at The Charmer Sunbelt Group.

Colin Browne has been named Chief Supply Chain Officer with responsibility for all global operations related to product sourcing and logistics. Mr. Browne joined Under Armour in 2016 as President of Global Sourcing. Prior to that, he was Vice President and Managing Director of Supply Chain at VF Corporation (VF), where he led all aspects of the company's sourcing and product supply organization in Asia. Before VF, Mr. Browne was the Executive Vice President of Footwear and Accessories at Li & Fung, CEO of Pentland Brands in Asia, and held senior leadership positions at Reebok and Bally.

Additionally, in May, Kevin Eskridge was named Chief Product Officer. Mr. Eskridge has oversight of the company’s category management model, as well as its product, merchandising, design and innovation functions. He has been with the company since 2009, and has served in various leadership roles, including establishing the company business in China as Managing Director, its Outdoor business, and most recently served as Senior Vice President, Global Merchandising.

In addition to Mr. Frisk and Mr. Fipps, continuing to report to Mr. Plank will be the following executives: Kip Fulks, Strategic Advisor; Kerry Chandler, Chief Human Resources Officer; John Stanton, Senior Vice President, General Counsel and Corporate Secretary; and, David Bergman, Chief Financial Officer (Acting).

“Today’s leadership appointments and the streamlining of our organizational structure are transformative steps focused on a sharper, consumer-led approach and go-to-market strategy through our category management lens,” continued Plank. “With the stated goals of accelerating our innovation agenda, optimizing our product assortment and creating a merchandising center of excellence, this underscores our work toward evolving from a great brand with good operations - to a great brand with great operations.”

About Under Armour, Inc.

Under Armour, the originator of performance footwear, apparel and equipment, revolutionized how athletes across the world dress. Designed to make all athletes better, the brand's innovative products are sold worldwide to athletes at all levels. The Under Armour Connected Fitness™ platform powers the world's largest digital health and fitness community through a suite of applications: UA Record, MapMyFitness, Endomondo and MyFitnessPal. The Under Armour global headquarters is in Baltimore, Maryland. For further information, please visit www.uabiz.com.

Forward Looking Statements

Some of the statements contained in this press release constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts, such as statements regarding our future financial condition or results of operations, our prospects and strategies for future growth, the development and introduction of new products, the implementation of our marketing and branding strategies, and the future benefits and opportunities from acquisitions and other significant investments. In many cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “assumes,” “anticipates,” “believes,” “estimates,” “predicts,” “outlook,” “potential” or the negative of these terms or other comparable terminology. The forward-looking statements contained in this press release reflect our current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause events or our actual activities or results to differ significantly from those expressed in any forward-looking statement. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements, including, but not limited to: changes in general economic or market conditions that could affect overall consumer spending or our industry; changes to the financial health of our customers; our ability to effectively manage our growth and a more complex global business; our ability to effectively drive operational efficiency in our business; our ability to comply with existing trade and other regulations, and the potential impact of new trade and tax regulations on our profitability; our ability to successfully manage or realize expected results from acquisitions and other significant investments or capital expenditures; our ability to effectively develop and launch new, innovative and updated products; increased competition causing us to lose market share or reduce the prices of our products or to increase significantly our marketing efforts; our ability to accurately forecast consumer demand for our products and manage our inventory in response to changing demands; fluctuations in the costs of our products; loss of key suppliers or manufacturers or failure of our suppliers or manufacturers to produce or deliver our products in a timely or cost-effective manner, including due to port disruptions; our ability to further expand our business globally and to drive brand awareness and consumer acceptance of our products in other countries; our ability to accurately anticipate and respond to seasonal or quarterly fluctuations in our operating results; risks related to foreign currency exchange rate fluctuations; our ability to effectively market and maintain a positive brand image; the availability, integration and effective operation of information systems and other technology, as well as any potential interruption in such systems or technology; risks related to data security or privacy breaches; our ability to raise additional capital required to grow our business on terms acceptable to us; our potential exposure to litigation and other proceedings; and our ability to attract key talent and retain the services of our senior management and key employees. The forward-looking statements contained in this press release reflect our views and assumptions only as of the date of this press release. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

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Under Armour Contacts:
Diane Pelkey	Lance Allega
SVP, Global Communications	VP, Investor Relations
(410) 246-5927	(410) 246-6810